Exhibit 99.1

CBD - BASED PHARMACEUTICAL & CONSUMER PRODUCTS Corporate Update September 12, 2017 Symbol: CVSI

Safe Harbor: This presentation may contain certain forward - looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the Safe Harbor created by those sections. This material contains statements about expected future events and/or financial results that are forward - looking in nature and subject to risks and uncertainties. Such forward - looking statements by definition involve risks and uncertainties. This Overview does not constitute an offer to sell or a solicitation of an offer to buy any securities of CV Sciences, Inc. The company is not soliciting any investment from this presentation or event attendees. Offers to sell or solicitations of offers to buy securities of the company will be made pursuant to the registration requirements of the Securities Act of 1933, or regulations of the Securities and Exchange Commission, and under relevant state securities laws; or in accordance with lawful exemptions from registration requirements under applicable federal and state securities laws and regulations. SAFE HARBOR & DISCLAIMER SYMBOL: CVSI 2

CV Sciences, Inc. ▪ Primary operations in San Diego, CA ▪ Founded in 2012 ▪ 48 employees ▪ Two operating divisions: 1. Consumer products 2. Drug development CORPORATE OVERVIEW SYMBOL: CVSI 3

CONSUMER PRODUCTS DIVISION SYMBOL: CVSI 4

CONSUMER PRODUCTS OVERVIEW SYMBOL: CVSI 5 Overview ▪ 50+ SKUs ▪ Sales channels include: » 1300+ retail locations » 1000+ doctor offices » Strong wholesale presence » Growing ecommerce channel ▪ #1 Selling Hemp Products* #9 Company in the Natural Products Industry* *According to SPINS Scan Data ▪ Strong branded products sales trend ▪ Category sales forecast - $452 million by 2020

CONSUMER PRODUCTS Raw Formulation SYMBOL: CVSI 6 Total Plant Complex Gold Formulation P l u s C B D O i l TM - B r a n d e d P r o d u ct 50+ SKUs

RETAIL STORE COUNT 1400 1200 1000 800 600 400 200 JAN 2015 A P R I L 2015 J U LY 2015 OCT 2015 JAN 2016 A P R I L 2016 J U LY 2016 OCT 2016 JAN 2017 A P R I L 2017 J U LY 2017 SYMBOL: CVSI 7

Q1 2017 - OPERATING RESULTS SYMBOL: CVSI 8 Product sales $ 3 , 7 64 , 200 $2,422,700 $1 , 3 41 , 500 55% Gross margin 2 , 4 33 , 000 1,625,600 8 0 7 , 400 50% Gross margin % 6 4 . 6% 67.1% 3 months ended March 31, 2017 2016 YoY Increase $ %

Q2 2017 - OPERATING RESULTS SYMBOL: CVSI 9 Product sales $4 , 0 8 1 , 8 00 $2,487,700 $1 , 594 , 10 0 64% Gross margin 2 , 8 44 , 40 0 1,664,300 1 , 1 8 0 , 10 0 7 1 % Gross margin % 6 9 . 7% 66.9% 3 months ended June 30, 2017 2016 YoY Increase $ %

6 MONTHS ENDED JUNE 30, 2017 - OPERATING RESULTS SYMBOL: CVSI 10 Product sales $ 7 , 8 46 , 000 $4,910,400 $2 , 9 3 5 , 600 60% Gross margin 5 , 2 77 , 400 3,289,900 1 , 9 87 , 500 60% Gross margin % 6 7 . 3% 67.0% 6 months ended June 30, 2017 2016 YoY Increase $ %

SA L E S $4, 5 00,000 $4,000,000 $ 3 , 5 00,000 $3,000,000 $2, 5 00,000 $2,000,000 $1, 5 00,000 $1,000,000 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 SYMBOL: CVSI 11

SPINS DATA * * SPINS is the leading provider of analytics reporting for the Natural, Organic and Specialty Products Industry SYMBOL: CVSI 12 Rank Brand 1 Nordic Naturals $ 3 , 0 7 8 , 10 0 2 Barleans $1 , 1 8 5 , 000 3 Natures Way $ 8 50 , 100 4 Carlson $ 8 26 , 200 5 Amazing Grass $651 , 200 6 Private Label $645 , 600 7 Now $5 7 1 , 500 8 Spectrum Essentials $542 , 8 00 9 PlusCBD Oil TM $515 , 8 00 10 Garden of Life $511 , 8 00 Trailing 4 Weeks Sales

INDUSTRY GROWTH Source: Hemp Business Journal estimates ($ in millions, consumer sales) Sales forecasted at $452 million for 2020 SYMBOL: CVSI 13

DRUG DEVELOPMENT DIVISION SYMBOL: CVSI 14

DRUG DEVELOPMENT PROGRAM SYMBOL: CVSI 15 Overview ▪ CVSI - 007 – lead drug candidate ▪ Cannabidiol (CBD) and nicotine combination ▪ Medical indication – to support cessation of smokeless tobacco use and addiction ▪ Proprietary technology (patent pending) ▪ Seeking 505(b)(2) drug approval pathway

No current FDA - approved drugs to treat smokeless tobacco use and addiction. ▪ There are only 2 smoking cessation FDA - approved drugs – Chantix (Pfizer) and Zyban (GSK) ▪ Until recently, both Chantix and Zyban had “black box warnings” that call attention to serious or life - threatening risks in taking these approved products. MARKET POTENTIAL Estimated Smokeless Tobacco Treatment Market 2016 2022 $4 B ill i o n SYMBOL: CVSI 16 $2 B il li o n

2015 REVENUE: $700 MILLION CURRENT FDA - APPROVED TREATMENTS SYMBOL: CVSI 17

Urgent Unmet Medical Need ▪ Smokeless tobacco is carcinogenic (risk of esophageal, oral and pancreatic cancers). ▪ Smokeless tobacco is one of the most addictive and potent ways of consuming nicotine (an average - size dip in the mouth for just 30 minutes can deliver as much nicotine as smoking three cigarettes). ▪ Smokeless tobacco is strongly addictive (equal to cocaine and heroin). ▪ Smokeless tobacco is an epidemic as recognized by the surgeon general. There are currently NO FDA - approved drugs to support cessation of smokeless tobacco use and addiction. UNMET MEDICAL NEED SYMBOL: CVSI 18

Selected Epidemic Statistics ▪ Serious impact on youth: 5.8% of males 12 - 17 years of age reported use of smokeless tobacco. ▪ 47.2% of college baseball players still used smokeless tobacco . NCAA rules eject both the player and manager for using smokeless tobacco during a game. ▪ 49% of all military personnel used a tobacco product in the last 12 months. ▪ 12.8% of all military personnel used smokeless tobacco in the last month. EPIDEMIC: SMOKELESS TOBACCO USE SYMBOL: CVSI 19

▪ 1 billion smokers worldwide ▪ 40 million smokers in the U.S. ▪ 6 million deaths worldwide from smoking, expected to increase to 8 million ▪ 300 million smokeless tobacco users worldwide ▪ 9 million smokeless tobacco users in the U.S. ▪ 250,000 deaths worldwide and increasing from smokeless tobacco use NICOTINE ADDICTION STATISTICS SYMBOL: CVSI 20

Source: Euromonitor International, National Survey on Drug Use and Health Centers for Disease Control and Prevention 250,000 deaths per year 6,000,000 deaths per year TOBACCO USE TRENDS SYMBOL: CVSI 21

Financial Impact ▪ $300 Billion+ per year Direct medical care and lost productivity ▪ Depart of Defense reports $1.6 Billion per year on tobacco - related care, increased hospitalization, and lost days of work. Sources: CDC and Tobacco Use and the Military NICOTINE ADDICTION STATISTICS (CONT) SYMBOL: CVSI 22

Using patent - pending technology, CV Sciences’ drug candidate (CVSI - 007) combines cannabidiol (CBD) and nicotine to focus on a significant unmet medical need in treating smokeless tobacco use/addiction. NICOTINE CANNABIDIOL + NICOTINE & CANNABIDIOL SYMBOL: CVSI 23

Overview ▪ Physical Dependence relaxant, stimulant, increased heart rate and blood pressure, decreased appetite ▪ Emotional Dependence “oral stimulation” of tobacco product used ▪ Mental Dependence nicotine is a mild “antidepressant” NICOTINE USE & ADDICTION SYMBOL: CVSI 24

NICOTINE PK/PD - ANTIDEPRESSANT SYMBOL: CVSI 25 Nicotine reaches the brain in 7 - 10 seconds Nicotine is a mild antidepressant ▪ Mechanism of Action: monoamine oxidase (“MAO”) inhibitor ▪ MAO is an enzyme that breaks down dopamine and other “feel good” neurotransmitters that produce pleasure and reward ▪ Lower levels of MAO result in higher dopamine levels Nicotine half - life is approximately 1 hour ▪ Nicotine’s PK/PD properties enhance its abuse potential with rapid distribution to the brain, drug levels peaking very quickly, and the acute effects dissipating quickly, requiring continued dosing.

No current FDA - approved drugs (to treat smokeless tobacco use/addiction) OTC Treatments – Nicotine Replacement Therapies (NRTs) NRTs are the most widely used pharmacological product in treating nicotine addiction. Replacing cigarettes or smokeless tobacco products with another nicotine - only product, such as an NRT that is available OTC, has shown very high relapse rates. NICOTINE ADDICTION TREATMENT TYPICAL RELAPSE Studies have shown up to 93% of over - the - counter NRT users relapse and return to tobacco use within 6 months. SYMBOL: CVSI 26

Internal PK/PD research on CBD contributed to our patent - pending technology The expanded therapeutic range of combining nicotine and CBD, creates a product that effectively addresses all three nicotine addictions. PROPRIETARY TECHNOLOGY SYMBOL: CVSI 27

Successfully treating nicotine addiction with nicotine/CBD combination therapy CVSI - 007 provides a therapeutic range that provides effective flexibility in treating the addiction rather simply replacing one nicotine product for another. NICOTINE CANNABIDIOL + 1. Nicotine – physical addiction (include nicotine) 2. Oral Stimulation – emotional addiction (oral format) 3. Antidepressant – mental addiction (≈ 10x MAO Inhibitor) BREAKING NICOTINE ADDICTION SYMBOL: CVSI 28

Smokeless Tobacco Market ▪ Approximately $5.3 billion annual U.S. retail sales of smokeless tobacco products. ▪ Approximately 9 million Americans use smokeless tobacco with enormous and growing worldwide use . ▪ $2 billion treatment market today, growing to $4 billion in 5 - 6 years. TARGET MARKET Estimated Smokeless Tobacco Treatment Market 2016 2022 $4 B ill i o n SYMBOL: CVSI 29 $2 B il li o n

▪ Complete preclinical studies in early 2018 ▪ Submit Investigational New Drug (IND) application in 2018 ▪ Begin clinical trials in 2018 DRUG DEVELOPMENT TIMELINE SYMBOL: CVSI 30

▪ July 2017 Annual Meeting in Las Vegas, NV ▪ Reverse Stock Split approved by shareholders ▪ No current plan to effectuate the reverse stock split for the balance of 2017 ANNUAL MEETING FOLLOW UP SYMBOL: CVSI 31

Consumer Product Segment ▪ Market leader ▪ Largest distribution network ▪ Strong sales growth in multiple channels ▪ Industry forecast - $452 million sales in 2020 Drug Development Segment ▪ No current FDA - approved drugs for smokeless tobacco use/addiction ▪ Smokeless tobacco treatment market is ≈ $2.0b, growing to $4b+ ▪ Poor treatment options – NRTs & two “Black Box” warning drugs ▪ Proprietary technology (patent pending) ▪ Worldwide commercialization rights ▪ Anticipate clinical trials to commence in 2018 SUMMARY POINTS SYMBOL: CVSI 32

CV Sciences, Inc. Joseph Dowling, CFO 866 - 290 - 2157 joseph.dowling@cvsciences.com cvsciences.com Media & Investor Relations IRTH Communications Robert Haag, Managing Director 866 - 976 - 4754 CVSI@irthcommunications.com CONTACT SYMBOL: CVSI 33